Ex.99.906 CERT

N-CSR Exhibit for Item 13(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Martin Small, President (Principal Executive Officer), and Neal Andrews, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares U.S. ETF Trust (the “Registrant”), each certify, to his knowledge, that:

1. The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 28, 2019	/s/ Martin Small	President (Principal Executive Officer)

		Martin Small [Signature]	[Title]

Date:	June 28, 2019	/s/ Neal Andrews	Treasurer and Chief Financial Officer (Principal Financial Officer)

		Neal Andrews [Signature]	[Title]

Information Classification: Confidential